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                                                                    Exhibit 24.1




                               POWER OF ATTORNEY
                               -----------------

      We, the undersigned directors and officers of DSW Inc. (the "Company"), and each of us, do hereby constitute and appoint Douglas J. Probst and Julia A. Davis, or either of them, our true and lawful attorneys-in-fact and agents, each with full power of substitution, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers of the Company and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys-in-fact or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Company's Registration Statement on Form S-1 (File No. 333-123289), including specifically but without limitation, power and authority to sign for us or any of us in our names in the capacities indicated below for the Company, any and all amendments (including post-effective amendments) to such Registration Statement and any related registration statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended; and we do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.


       Signature                      Title                     Date
       ---------                      -----                     ----

 /s/ CAROLEE FRIEDLANDER             Director               June 24, 2005
----------------------------
 Carolee Friedlander


 /s/ PHILIP B. MILLER                Director               June 24, 2005
----------------------------
 Philip B. Miller


 /s/ JAMES D. ROBBINS                Director               June 24, 2005
-----------------------------
 James D. Robbins


 /s/ HARVEY L. SONNENBERG            Director               June 24, 2005
-----------------------------
 Harvey L. Sonnenberg


 /s/ ALLAN J. TANENBAUM              Director               June 24, 2005
-----------------------------
 Allan J. Tanenbaum